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                                                                   Exhibit 10.26

                                  H POWER CORP.
                              60 Montgomery Street
                              Belleville, NJ 07109

                                 March 25, 1996

Duquesne Enterprises
Grant Building
Suite 2420
Pittsburgh, PA 15219

Gentlemen:

      This letter shall serve to confirm that in consideration of your agreement to issue purchase orders to H Power Corp., a Delaware corporation ("H Power"), pursuant to the Distributor Agreement in substantially the form attached hereto as Exhibit A (the "Agreement"), H Power agrees to grant to Duquesne Enterprises, a Pennsylvania corporation, or to any of its parent, subsidiaries or affiliates, at DE's discretion ("DE"), the exclusive right to distribute H Power stationary power fuel cell systems in Pennsylvania, Ohio and West Virginia, pursuant to the Agreement.

      The terms and conditions of the exclusive distributorship granted to DE shall be as set forth in the Agreement, including without limitation, the following:

            (i) H Power shall grant DE "most favored nation" pricing and terms, including warranties, supplied to bona fide purchasers in connection with all purchases of H Power stationary power fuel cell systems by DE.

            (ii) The exclusive rights to distribute H Power fuel cells shall be subject to reasonable sales quotas to be agreed upon in good faith by H Power and DE.

      H Power and DE shall complete, execute and deliver the Agreement upon the request of DE.

      Please confirm your agreement with the foregoing by executing and returning the enclosed counterpart original of this letter agreement, whereupon this letter agreement shall be a binding agreement between H Power and DE.

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      Intending to be legally bound hereby,

                                       H Power Corp.


                                       By: /s/ R. C. Cope
                                           -------------------------------------

                                       Title: President
                                              ----------------------------------


Accepted and agreed to,
with the intent to be legally bound,
this 25th day of March, 1996.

Duquesne Enterprises


By: /s/ Anthony Villiotti
    -----------------------------

Title:
       --------------------------

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                                    Exhibit A

                              Intentionally Omitted